UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 7, 2005

AboveNet, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-23269	11-3168327
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

360 Hamilton Avenue
White Plains, New York		10601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:        (914) 421-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Report of Independent Investigation

 As previously announced, the Securities and Exchange Commission (the “SEC”) initiated a formal investigation of AboveNet, Inc. (the “Company”) on June 3, 2002.  This investigation followed the Company’s announcement in April 2002 that it would need to restate its financial statements for the first three quarters of 2001.

Shortly after the Company’s emergence from bankruptcy, the Audit Committee of the Company engaged DLA Piper Rudnick Gray Cary US LLP (“DLA Piper”) to conduct an independent investigation (the “Investigation”).  DLA Piper, in turn, retained forensic and accounting consultants, Goldin Associates, LLC and Corporate Review Services, LLC (“Goldin”).  At the culmination of that Investigation, DLA Piper and Goldin delivered a report (“Report”) to the Audit Committee, the Special Independent Committee and the full Board of Directors. The Special Independent Committee consists of the Audit Committee as well as those members of the Board of Directors whose affiliation with the Company post-dates the bankruptcy filing.

A summary of the Report is being filed with this Form 8-K attached hereto as Exhibit 99.1.  As part of its continuing cooperation with the SEC, AboveNet has delivered the Report in its entirety to the SEC and will make all supporting materials available to the SEC.

The SEC’s investigation is continuing. The Company cannot predict how or when the SEC investigation will be resolved.

Status of Past and Current 1934 Act Filings

In early 2002, the Company suspended filing its annual and quarterly reports prior to the date on which the Company and its subsidiaries filed their voluntary Chapter 11 petitions in May 2002.  Currently, the Company does not have audited financial statements for the years ended December 31, 2001, 2002, 2003 or 2004 and is not current with its quarterly or annual filings with the SEC. Any financial statements previously filed by the Company should not be relied upon. The Company does not believe adequate current public information exists regarding its business and financial condition to support a market in its securities. Persons who propose to invest in the Company’s securities do so at their own risk.

The Company has determined that as a result of a lack of certain accounting records necessary for the preparation of the 2001 consolidated financial statements, the Company is unlikely to be able to complete certain financial statements for the year ended December 31, 2001.  Accordingly, the Company is focusing on preparing and finalizing its consolidated financial statements for the years ended December 31, 2002, 2003 and 2004. In addition, the Company has yet to determine if it can or will prepare its quarterly financial statements for 2002 and 2003. The Company previously disclosed that it may be required to restate certain selected financial data for

2000 and prior years and that any such restatement may be significant.  At this time, the Company does not intend to restate its 2000 financial data.

Upon completion and filing with the SEC of selected financial information for 2002, and consolidated financial statements for 2003 and 2004, the Company will have two years of audited consolidated financial statements filed with the SEC and available to shareholders.  However, in the event that it is unable to complete the consolidated financial statements for 2001, the Company will not be able to comply with its obligation to provide five years of certain selected financial information that would be required by Item 6 of Form 10-K in the 2005 Form 10-K if such filing were to be made.  As a result, even following the filing of a Form 10-K containing three years of audited consolidated financial statements, the Company would not be in technical compliance with the requirements of Section 13 of the Securities Exchange Act of 1934 (the “Exchange Act”) of Form 10-K. In the event that it is unable to complete the consolidated financial statements for 2001, the Company plans to seek relief from the SEC with respect to these requirements.  However, no assurance can be given that such relief will be granted.  In the event that the SEC fails to grant such relief, among other things, the Company would not have adequate current public information for purposes of Rule 144 under the Securities Act of 1933, as amended. Further, because the Company will not become eligible to register its securities on a short form registration statement until one year after it has become current with the filing of its Exchange Act reports, failure to obtain relief from the SEC would delay the Company’s short form registration eligibility until at least the first anniversary of the filing of its Annual Report on Form 10-K for the year ending December 31, 2006. Failure to obtain relief also would likely preclude the Company from being able to list its securities on the Nasdaq National Market or any other major exchange until at least the filing of its Annual Report on Form 10-K for the year ending December 31, 2006.

The Company intends to continue its efforts to prepare its 2002, 2003, 2004 and 2005 consolidated financial statements for audit by its auditors. At this time, the Company cannot predict when the audits of such financial statements will be complete.

Status of Bankruptcy Confirmation Order Appeal

On August 29, 2003, a Notice of Appeal was filed with the Bankruptcy Court on behalf of Deutsche Bank A.G., London Branch and Bear, Stearns & Co. Inc. (the “Appellants”) advising the Bankruptcy Court of the Appellants’ appeal to the United States District Court for the Southern District of New York (the “District Court”) from so much of the order confirming the Company’s plan of reorganization (the order hereinafter the “Confirmation Order” and the plan of reorganization the “Plan”) as denied Appellants’ objections to the confirmation of the Plan (the “Appeal”).  The objections raised by the Appellants relate to the allocation of the warrants to be distributed to holders of Class 6 claims under the Plan and to certain releases granted under the Plan, including the release granted to John W. Kluge.  The Appellants did not request that the District Court vacate the Confirmation Order. On March 10, 2004, the District Court issued an order affirming the Confirmation Order and denying the Appeal.

On April 15, 2004, Appellants filed a notice of appeal of the District Court’s order to the Second Circuit Court of Appeals. On July 21, 2005, the Second Circuit Court of Appeals affirmed the District Court decision, thereby denying the Apellants’ appeal. On August 4, 2005, the Appellants filed a notice seeking rehearing of the Appeal by the Second Circuit Court of Appeals en banc. In the event that the Appellants are successful in such appeal, the Confirmation Order and the Plan might be modified so as to (A) reallocate the distribution of the warrants among the holders of Class 6 claims and/or (B) modify or void certain of the releases granted under the Plan.

Safe Harbor Statements

The information contained in this Current Report on Form 8-K is a statement of the Company’s present intention, belief or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general and the Company’s assumptions regarding future developments. The Company may change its intention, belief or expectation at any time and without notice, based upon any changes in such factors, in its assumptions or otherwise. The cautionary statements contained in this Current Report on Form 8-K should be considered in connection with any subsequent written or oral forward-looking statements that the Company or persons acting on its behalf may issue.

By including any information in this Current Report on Form 8-K, the Company does not necessarily acknowledge disclosure of such information is required by applicable law or is material.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Summary of Report of Independent Investigation to the Special Independent Committee of the Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 7, 2005

ABOVENET, INC.

(Registrant)

	By:	/s/ Robert Sokota
Robert Sokota
Senior Vice President
and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Summary of Report of Independent Investigation to the Special Independent Committee of the Board of Directors